Leases	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
Leases
Leases

Laureate conducts a significant portion of its operations from leased facilities. These facilities include our corporate headquarters, other office locations, and many of Laureate’s higher education facilities. The terms of these operating leases vary and generally contain renewal options. Some of the operating leases provide for increasing rents over the terms of the leases. Laureate also leases certain equipment under noncancellable operating leases, which are typically for terms of 60 months or less. Total rent expense under these leases is recognized ratably over the initial term of each lease. Any difference between the rent payment and the straight-line expense is recorded as an adjustment to the liability or as a prepaid asset.

Laureate has entered into sublease agreements for certain leased office space. These agreements allow us to annually adjust rental income to be received for increases in gross operating rent and related expenses.

Future minimum lease payments and sublease income at December 31, 2017, by year and in the aggregate, under all noncancellable operating leases and subleases are as follows:

	Lease Payments	Sublease Income
2018	$154,909	$40
2019	142,947	—
2020	133,033	—
2021	126,324	—
2022	121,225	—
Thereafter	541,444	—
Total	$1,219,882	$40

Rent expense, net of sublease income, for all cancellable and noncancellable leases was $170,099, $171,215 and $191,581 for the years ended December 31, 2017, 2016 and 2015, respectively.